EXHIBIT 10.3

(Execution Version)

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (the “Agreement”) made and dated _______________to be effective as of October 1, 2024, by and between EASTERN STANDARD, LLC, a Delaware limited liability company (the “Company”), and EASTERN STANDARD, LLC, a Pennsylvania limited liability company (the “Seller”).

BACKGROUND

A. Company and Seller are parties to that certain Asset Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), pursuant to which Seller has sold to Company, and Company has purchased from Seller, certain of Seller’s assets, as more particularly described in the Purchase Agreement (the “Acquired Assets”).

B. In consideration of the transaction described in the Purchase Agreement, Company has delivered (i) that certain Short Term Note with an effective date of October 1, 2024 payable to Seller in the principal amount of $400,000.00 (the “Short-Term Note”), and (ii) that certain Promissory Note dated as of October 1, 2024 payable to Seller in the principal amount of $850,000.00 (the “Note”).

C. The Purchase Agreement, the Short-Term Note and the Note provide that Company, in order to secure its duties, obligations and liabilities under the Short-Term Note, the Note and the Purchase Agreement, shall grant to Seller a security interest in the Collateral (as hereinafter defined) that is capable of being perfected by Seller’s filing of an appropriate financing statement in compliance with the UCC.

NOW, THEREFORE, in consideration of the promises contained herein and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

SECTION 1. DEFINITIONS.

1.1 Incorporation of Defined Terms. Any capitalized terms used herein or in the Background provisions hereof which are not so defined, but which are defined in the Short-Term Note or the Term Note, shall have the meanings ascribed to such terms in the Short-Term Note or the Note.

1.2 Defined Terms. As used herein, the following terms shall have the meanings indicated unless the context otherwise requires:

“Books and Records” means all books and records relating to any of the Collateral (including, without limitation, financial statements, financial information, customer data, credit files, ledgers, computer programs, printouts, and other computer materials and records (and all media on which such data, files, programs, materials and records are or may be stored)).

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(Execution Version)

“Collateral” means, collectively:

a. All of the Acquired Assets of Seller acquired by Company pursuant to the Purchase Agreement;

b. Company’s rights in and to all contracts, approvals, permits, licenses, and authorizations, if any, to the extent transferrable, used in or necessary for the operation of the Business (as defined in the Purchase Agreement) and acquired by the Company pursuant to the Purchase Agreement;

c. All customer or client lists, operating data, active records, active files, price lists, distribution lists, supplier lists, sale and marketing materials, or other materials of Seller acquired by the Company pursuant to the Purchase Agreement;

d. Company’s rights in and to all Intangible Property Rights (as defined this Agreement below) acquired by Company pursuant to the Purchase Agreement;

e. Books and Records and Supporting Obligations relating or pertaining to any of the foregoing; and

f. all Proceeds thereof, including Proceeds of insurance policies insuring any of the foregoing.

“Collection Account Request” has the meaning ascribed to it in Section 5.4(c).

“Documents” has the meaning ascribed to it in Section 9102(a) of the UCC.

“Event of Default” has the meaning ascribed to it in the Note and the Short Term Note.

“Governmental Authority” means, collectively, any nation or government, any state, province, city, municipal entity or other political subdivision thereof, and any governmental, executive, legislative, judicial, administrative or regulatory agency, department, authority, instrumentality, commission, board or similar body, whether federal, state, territorial, local or foreign.

“Governmental Authorizations” means, collectively, any authorization, approval, consent, franchise, license, covenant, order, ruling, permit, certification, exemption, notice, declaration or similar right, undertaking or other action of, to or by, or any filing, qualification, or registration with, any Governmental Authority.

“Intangible Property Rights” shall mean, without limitation, all rights to the name and trademark “EASTERN STANDARD”, all goodwill, customer lists, client lists, social media properties, website domain names and content, intellectual property, and other proprietary rights that were owned by, or licensed to, Seller that were used or usable in, applicable to, or relating to the Business and acquired by the Company under the Purchase Agreement.

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(Execution Version)

“Licenses” means, collectively, all of Company’s right, title and interest in and to all license agreements with any other Person in connection with any of the Intangible Property Rights, whether Company is a licensor or a licensee under any such license agreement, and any right to prepare for sale, sell and advertise for sale any such Intangible Property Rights now or hereafter owned by Company and now or hereafter covered by such licenses, including, but not limited to, (i) the right to sue or otherwise recover for any and all past, present and future breaches and other violations thereof, (ii) all income, royalties, damages, settlements and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, damages, settlements and payments for past or future breaches and infringements thereof) and (iii) all rights of Company corresponding thereto throughout the world and all other rights of Company of any kind whatsoever accruing thereunder or pertaining thereto.

“Obligations” means, collectively, all of the Company’s indebtedness and other obligations owed by Company to Seller or Seller’s affiliates under the Note, the Short Term Note, or the Purchase Agreement and any document or agreement executed or delivered by a party pursuant to the terms and provisions of the Note, the Short Term Note, this Agreement or the Purchase Agreement.

“Other Agreements” means, collectively, any other agreements, pledges, instruments, documents, assignments, leases, suretyship agreements or contracts (including amendments, modifications or supplements thereto and restatements thereof) now or at any time or times hereafter executed and delivered by or on behalf of Company to Seller and delivered in connection with this Agreement or in connection with Seller’s security interest in the Collateral.

“Proceeds” has the meaning ascribed to it in Section 9102(a) of the UCC.

“Supporting Obligations” has the meaning ascribed to it in Section 9102(a) of the UCC.

“UCC” means the Pennsylvania Uniform Commercial Code, as in effect on the date hereof, as the same may be modified, amended, revised, supplemented and restated from time to time.

1.3 Other Terms. The term “State”, as used herein, means the Commonwealth of Pennsylvania. All other terms which are used in this Agreement and which are not otherwise defined in Sections 1.1 or 1.2 hereof, but which are defined or are used in the UCC, have the meanings ascribed to those terms in the UCC to the extent that such terms are used or defined therein. However, if a term is defined in Article 9 of the UCC of the State differently than in another Article of the UCC of the State, the term has the meaning specified in Article 9 of the UCC. The term “electronic document” applies in the event the 2003 revisions to Article 7 of the UCC, with amendments to Article 9 of the UCC, in substantially the form approved by the American Law Institute and the National Conference of Commissioners on Uniform State Laws, are now or hereafter adopted and become effective in the State or in any other relevant jurisdiction.

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(Execution Version)

SECTION 2. SECURITY INTERESTS; ASSIGNMENT; AND ADDITIONAL COLLATERAL; TERMINATION.

2.1 Grant of Security Interest in Collateral. To secure the payment of the Obligations to Seller and the prompt performance of the Obligations, Company hereby grants to Seller a security interest in the Collateral. Company agrees that the grant of security interests set forth in this Section 2.1 is intended as a contemporaneous exchange for value given by Seller to Company.

2.2 Perfection of Security Interests.

(a) Company hereby irrevocably authorizes Seller, at any time and from time to time to file in any filing office in any UCC jurisdiction any initial financing statements and amendments thereto, without Company’s signature, that (a) indicate the Collateral in detail, and (b) provide any other information required by part 5 of Article 9 of the UCC of the State or such other jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Company is an organization, the type of organization and any organizational identification number issued to Company. Company agrees to furnish any such information to Seller promptly upon Seller’s request. Company also ratifies its authorization for Seller to have filed in any UCC jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

(b) In addition to the authorization granted in favor of Seller under Section 2.2(a) hereof, Company shall, at its cost and expense, execute and deliver (or cause to be executed and delivered) to Seller, concurrently with the execution of this Agreement, and at any time or times hereafter at the request of Seller, all assignments, certificates of title, conveyances, assignment statements, financing statements, renewal financing statements, continuation statements, security agreements, affidavits, notices and all other agreements, instruments and documents that Seller may reasonably request, in form and substance satisfactory to Seller, and shall take any and all other steps reasonably requested by Seller, in order to perfect and maintain the security interests in the Collateral granted herein by Company to Seller and in order to fully consummate all of the transactions contemplated herein and under any Other Agreements. Without limiting the generality of the foregoing, at the request of Seller at any time and at the cost and expense of Company, Company shall execute and deliver a collateral assignment (in form and substance satisfactory to Seller) evidencing Seller’s perfected first-priority security interest in any portion or all of the Intangible Property Rights, and cause such collateral assignment and/or security agreement to be recorded with any recording, filing or similar office required by Seller (including, without limitation, the United States Patent and Trademark Office and the United States Copyright Office).

2.3 Goods in Possession of Bailee. If any Collateral of Company is, now or at any time hereafter, in the possession of a bailee, Company shall, following the occurrence and during the continuance of an Event of Default, promptly notify the Seller thereof and, at Seller’s request and option, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to Seller, that the bailee holds such Collateral for the benefit of Seller and such bailee’s agreement to comply, without further consent of Company, at any time with instructions of Seller as to such Collateral. Seller agrees with Company that Seller shall not give any such instructions unless an Event of Default has occurred and is continuing or if an Event of Default would occur after taking into account any action by Company with respect to the bailee.

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(Execution Version)

2.4 Power of Attorney. Company does hereby irrevocably make, constitute and appoint Seller and any of its officers, employees or agents, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of Company or in Seller’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives such attorneys the power and right, on behalf of Company, without notice to or assent by Company, to do the following, provided that such action is not in contravention of the terms herein:

(a) sign the name of Company on any notice or other similar document which, in Seller’s good faith opinion, must be filed in order to perfect or continue perfected the interests granted in this Agreement or any Other Agreements;

(b) upon the occurrence and during the continuance of an Event of Default, receive, endorse, assign and deliver, in the name of Company or in the name of Seller, all checks, notes, drafts and other instruments relating to any Collateral including, but not limited to, receiving, opening and properly disposing of all mail addressed to Company concerning Collateral and to notify postal authorities to change the address for delivery of mail to such address as Seller may designate and Seller shall within three (3) business days return the balance of any such redirected mail to the Company;

(c) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the UCC of the State or any other relevant jurisdiction and as fully and completely as though Seller were the absolute owner thereof for all purposes, and to do, at Company’s expense, at any time, or from time to time, all acts and things which Seller reasonably deems necessary or useful to protect, preserve or realize upon the Collateral and Seller’s security interest therein, in order to effect the intent of this Agreement, all no less fully and effectively as Company might do, including (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state or local agencies or authorities with respect to any Intangible Property Rights, and (ii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

(d) do all other things reasonably necessary to carry out this Agreement and all Other Agreements.

To the extent permitted by law, Company hereby ratifies all that such attorneys shall lawfully do or cause to be done by virtue hereof. Neither Seller nor any attorney will be liable for any act of commission or omission nor for any error of judgment or mistake of fact or law, unless the same constitutes gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable so long as any of the Obligations remain unpaid or unsatisfied. The powers conferred on Seller hereunder are solely to protect the interests of Seller in the Collateral and shall not impose any duty upon Seller to exercise any such powers. Seller shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Company for any act or failure to act, except for Seller’s own gross negligence or willful misconduct.

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2.5 Termination. This Agreement will remain in full force and effect until all Obligations have been satisfied but excluding non-monetary obligations and obligations arising under the operating agreement of Eastern Standard LLC, a Delaware limited liability company, after the outstanding balance of the Short-Term Note and the Note have been paid, at which time this Agreement shall terminate. Upon termination, all security interests arising under this Agreement automatically shall be released, discharged and terminated, and Seller (at Company’s request and expense) will (i) execute and deliver such UCC termination statements and other documentation and instruments as reasonably necessary to effect such releases and terminations and (ii) deliver to the Company (or the Company’s designee) all certificates and instruments representing or evidencing Collateral being physically held by Seller hereunder.

SECTION 3. PRIORITY OF SECURITY INTERESTS.

3.1 Lien Status. Company represents and warrants that the security interests and other rights granted to Seller hereunder, when properly perfected by filing or other means of perfection required or permitted by the UCC, shall at all times constitute valid and perfected first-priority security interests vested in Seller in and upon all of the Collateral, that such Collateral is free and clear of all security interests, liens, encumbrances and claims of all other Persons, and that such security interests and other rights granted to Seller hereunder shall not become subordinate or junior to the security interests, liens, encumbrances or claims of any other Person, including, without limitation, the United States or any department, agency or instrumentality thereof, or any state, county or local governmental agency except any liens that arise by operation of law with respect to taxes, but only to the extent such liens are for current taxes and not overdue and unpaid taxes..

3.2 Other Liens. Company shall not grant (without the prior written approval of Seller) a security interest in or permit a lien or encumbrance upon any of the Collateral to anyone except Seller except arrangements entered into with payment processing vendors in the ordinary course.

SECTION 4. RECORDS.

4.1 Covenants Concerning Grantor’s Legal Status; Books and Records.

(a) Company covenants with Seller as follows: (i) without providing at least thirty (30) days prior written notice to Seller, Company will not change its name, its place of business or, if more than one, its chief executive office, or its mailing address or organizational identification number if it has one, (ii) if Company does not have an organizational identification number and later obtains one, Company will forthwith notify Seller of such organizational identification number, and (iii) Company will not change its type of organization, jurisdiction of organization or other legal structure.

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(b) Without limiting the generality of Seller’s rights under the Note and/or Short Term Note, Seller, at all reasonable times, shall have full access to and the right to audit Company’s Books and Records in order to confirm and verify all of the Collateral and to do whatever else Seller reasonably deems necessary to protect the interests of Seller in the Collateral.

SECTION 5. INTENTIONALLY OMITTED

SECTION 6. ADDITIONAL REPRESENTATIONS AND WARRANTIES AND COVENANTS REGARDING THE COLLATERAL.

6.1 Representations and Warranties Regarding the Collateral. Company represents and warrants to Seller that:

(a) Company is the owner of or has other rights in or power to transfer the Collateral, free from any right or claim of any person or any adverse lien, except for the security interest created by this Agreement.

(b) Since its acquisition thereof from the Seller, Company has used reasonable and proper statutory notice in connection with its use of each Intangible Property Right. Except for any liens created or expressly permitted under the Note or the Short Term Note, Company, to its knowledge, is the exclusive owner of the entire and unencumbered right, title and interest in and to the Intangible Property Rights and is entitled to use all such Intangible Property Rights in the continued operation of the business of Company in the same manner as used by Seller prior to Buyer’s acquisition of the same from Seller. Company is not aware of any use of any of the items of Intangible Property Rights that could reasonably be expected to result in such item becoming subject to a claim of infringement by a third party or becoming invalid or unenforceable, including unauthorized uses by third parties and uses that were not supported by the goodwill of the business connected with such Intangible Property Rights. Company has not granted any license, release, covenant not to sue or non-assertion assurance to or in favor of any Person with respect to any of the Intangible Property Rights, other than the Licenses described herein.

6.2 Covenants Regarding Collateral. Company further covenants with Seller as follows: (a) the Collateral, to the extent not delivered to Seller pursuant to the provisions herein, will be kept at its primary place of business, and Company will not remove the Collateral from such location, without providing at least ten (10) days prior written notice to Seller, (b) Company will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon, (c) Company will permit Seller, or its designee, to inspect the Collateral at any reasonable time, wherever located, (d) Company will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement, (e) Company will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (f) Company will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except in the ordinary course of business.

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(Execution Version)

SECTION 7. TAXES AND INSURANCE.

7.1 Payment of Taxes. Company shall pay, when due, all sales, use, excise, personal property, income, withholding, corporate franchise and all other taxes, assessments and governmental charges upon and in relation to its ownership or use of any of its assets, income or gross receipts for which Company is or may be liable, except to the extent any such liabilities are being contested in good faith and with due diligence by Company and the amount of such liabilities, or the contest thereof, does not, in Seller’s reasonable discretion, have a material adverse effect on the financial condition of Company, its ability to repay the Obligations, the security interests of Seller upon the Collateral, or the priority of such security interests.

7.2 Discharge of Tax Liens. Company shall not permit, or suffer to remain, and will promptly discharge, any lien arising from any unpaid tax, assessment, levy or governmental charge on the Collateral unless Company contests such lien or liens in good faith, provides Seller with all facts concerning the lien and provides adequate reserves on the books of Company to protect against such loss or deposits adequate cash with Seller, in such amount as Seller may reasonably require, as a reserve for the payment thereof.

7.3 Authority to Pay Taxes. In the event Company shall fail to pay any such tax, assessment, levy or governmental charge on any Collateral or to discharge any such lien or contest the same in good faith and comply with Section 7.2 hereof, Seller, without waiving or releasing any obligation or default of Company hereunder, may upon five (5) days prior written notice, but shall be under no obligation to do so, make such payment, settlement, compromise or release or cause to be released any such lien, and take any other action with respect thereto which Seller reasonably deems advisable. All sums paid by Seller in satisfaction of, or on account of any tax, levy or assessment or governmental charge, or to discharge or release any lien, and any expenses, including reasonable attorneys’ fees, court costs and other charges relating thereto, shall become a part of the Obligations secured by the Collateral and payable on demand and, until paid, shall bear interest at the Default Rate.

7.4 Insurance. Company shall keep all of the Collateral insured, at its expense, providing for adequate coverage naming Seller as a loss payee and additional insured..

7.5 Policies; Proceeds. All proceeds payable under any of insurance policies shall be payable in all events to Seller, but at the option of Seller any such proceeds may be released to Company. Company hereby grants to Seller a continuing security interest in and to all such policies to the extent such relate to the Collateral and the Proceeds thereof to secure the repayment of the Obligations and agrees that Seller shall have the right, in the name of Company or in the name of Seller, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be made thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies solely as they relate to the Collateral.

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(Execution Version)

7.6 Authority to Obtain Insurance. If Company shall fail at any time or times hereafter to obtain and maintain any of the policies of insurance on the Collateral required hereby, or fail to pay any premium in whole or in part relating to any such policies, then Seller may, but it shall have no obligation to do so, upon five (5) days prior written notice obtain and cause to be maintained any or all of such policies, and pay any part or all of the premiums due thereunder, without thereby waiving any default by Company, and any sums so disbursed by Seller shall become a part of the Obligations secured by the Collateral, payable on demand and, until paid, shall bear interest at the Default Rate.

SECTION 8. RIGHTS AND REMEDIES.

8.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Seller shall have, in addition to any other rights and remedies contained in this Agreement or in any Other Agreements, all the rights and remedies of a secured party under the UCC, all of which shall be cumulative to the extent permitted by law. In addition to all such rights and remedies, Seller may, following the occurrence and during the continuance of an Event of Default, sell, lease or otherwise dispose of the Collateral, or any part thereof, at public or private sale, for cash, credit or any combination thereof. Seller shall have the right to bid and purchase at such sale or sales. The Proceeds of any sale or other disposition of all or any part of the Collateral upon which Seller has a security interest, after payment of all costs and expenses of sale, including retaking, holding, preparing for sale, selling and the like and also including reasonable attorneys’ fees and legal expenses incurred by Seller, shall be applied by Seller to the then outstanding balance of any of the Obligations and any surplus shall be paid by Seller to Company. Company shall be liable to Seller for any deficiency.

8.2 Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on Seller to exercise remedies in a commercially reasonable manner, Company acknowledges and agrees that it is not commercially unreasonable for Seller (a) to fail to incur expenses reasonably deemed significant by Seller to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove Liens on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as Company, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure Seller against risks of loss, collection or disposition of Collateral or to provide to Seller a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by Seller, to obtain the services of brokers, investment bankers, consultants and other professionals to assist Seller in the collection or disposition of any of the Collateral. Company acknowledges that the purpose of this Section 8.2 is to provide non-exhaustive indications of what actions or omissions by Seller would fulfill Seller’s duties under the UCC of the State or any other relevant jurisdiction in Seller’s exercise of remedies against the Collateral and that other actions or omissions by Seller shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 8.2. Without limitation upon the foregoing, nothing contained in this Section 8.2 shall be construed to grant any rights to Company or to impose any duties on Seller that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 8.2.

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8.3 Legal Costs. If at any time or times hereafter upon the occurrence and during the continuance of an Event of Default, Seller employs counsel to prepare or consider approvals, waivers or consents, or to intervene, file a petition, answer, motion or other pleading in any suit or proceeding relating to this Agreement or any Other Agreements, or relating to any Collateral, or to protect, take possession of, or liquidate any Collateral, or to attempt to enforce any security interest or lien in any Collateral, or to enforce any rights of Seller or liabilities of Company’s account debtors, or any other Person which may be obligated to Seller by virtue of this Agreement or any Other Agreements, instrument or document now or hereafter delivered to Seller by or for the benefit of Company, then in any of such events, all of the reasonable attorneys’ fees arising from such services, and any actual, out-of-pocket, expenses, costs and charges relating thereto, shall become a part of the Obligations secured by the Collateral, payable on demand and, until paid, shall bear interest at the Default Rate.

8.4 Right of Entry. Upon the occurrence and during the continuance of an Event of Default, Seller shall have the right to enter and remain upon the various premises of Company without cost or charge to Seller, and to use the same, together with materials, supplies, and Books and Records of Company, for the purpose of preparing for and conducting the sale of Collateral, whether by foreclosure, auction or otherwise. In addition, upon the occurrence and during the continuance of an Event of Default, Seller may remove from such premises the Collateral and any Books and Records with respect thereto, to the premises of Seller or any designated agent of Seller for such time as Seller may desire, in order to effectively collect or liquidate the Collateral.

8.5 Deposits. Whether or not any Obligations are due, Seller may following and during the continuance of an Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from Seller or any other Seller to Company may at any time be applied to or set off against any of the Obligations then due and owing.

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8.6 Marshalling. Seller shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights and remedies of Seller hereunder in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, Company hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Seller’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Company hereby irrevocably waives the benefits of all such laws.

8.7 Notice. Seller shall provide Company notice of a sale, lease or other disposition of or other intended action by Seller with respect to any of the Collateral at least ten (10) business days prior to such proposed action. Such notification shall constitute fair and reasonable notice to Company of such action.

8.8 No Waiver. Seller’s failure at any time or times hereafter to require strict performance by Company of any of the provisions, warranties, terms and conditions contained in this Agreement or any Other Agreements shall not waive, affect or diminish any right of Seller at any time or times hereafter to demand strict performance therewith and with respect to any other provisions, warranties, terms and conditions contained in this Agreement or any Other Agreements, and any waiver of any Event of Default shall not waive or affect any other Event of Default, whether prior or subsequent thereto, and whether of the same or a different type. None of the warranties, conditions, provisions and terms contained in this Agreement or any Other Agreements shall be deemed to have been waived by any act or knowledge of either Seller, its agents, officers or employees, except by an instrument in writing signed by an officer of Seller and directed to Company specifying such waiver.

SECTION 9. MISCELLANEOUS

9.1 Application of Payments. Upon the occurrence and during the continuance of an Event of Default, Company irrevocably waives the right to direct the application of any and all payments (including Proceeds of Collateral) at any time or times thereafter which may be received by Seller by or for the benefit of Company.

9.2 Legal Effect. This Agreement and any Other Agreements, instruments and documents executed and delivered pursuant hereto or to consummate the transactions contemplated hereunder shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto; provided, that Company may not assign or delegate any of Company’s rights or obligations hereunder without the prior written consent of Seller which Seller may grant or withhold in Seller’s sole discretion.

9.3 Overdue Amounts. Until paid, all amounts due and payable by Company hereunder shall be a debt secured by the Collateral and after remaining unpaid for a period of ten (10) days after due shall bear, whether before or after judgment, interest at the Default Rate.

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9.4 Construction. The domestic internal laws (but not the law of conflicts of law) of the Commonwealth of Pennsylvania shall govern and control the construction, enforceability, validity and interpretation of this Agreement and any Other Agreements, except to the extent that the UCC provides for perfection under the application of another state.

9.5 Waiver. Company waives demand, protest, notice of protest, notice of default, release, compromise, settlement, extension or renewal of all commercial paper, accounts, contract rights, instruments, guarantees, and otherwise, at any time held by Seller on which Company may in any way be liable, notice of nonpayment at maturity of any and all Accounts, and notice of any action taken by Seller, unless expressly required by this Agreement.

9.6 Representations. All representations and warranties of Company and all terms, provisions, conditions and agreements to be performed by Company contained in this Agreement, in the Guaranty, and in any Other Agreements, instrument or document executed heretofore or concurrently herewith by Company and delivered to Seller, shall be true and satisfied at the time of the execution of this Agreement, and shall survive the execution and delivery of this Agreement, the Guaranty, and all Other Agreements.

9.7 Choice of Remedies. To the extent that any of the Obligations are now or hereafter secured by property other than the Collateral, or by a guaranty, endorsement or property of any other Person, then Seller shall have the right to proceed against such other property, guaranty or endorsement upon Company’s default in the payment of any of the Obligations or in any of the terms, covenants or conditions contained in this Agreement or in any Other Agreement, and Seller shall have the right, in Seller’s sole discretion, to determine which rights, security, liens, security interests or remedies Seller shall at any time pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of them or any of Seller’s rights or the Obligations under this Agreement or under any Other Agreements.

9.8 Notice, etc. All notices, requests and other communications hereunder shall be made in the manner set forth in the Purchase Agreement.

9.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.10 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Note constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page to this Agreement by telecopier (or electronic mail (in PDF format)) shall be effective as delivery of a manually executed counterpart of this Agreement.

9.11 Additional Grantors. Subsidiaries of Company (each, an “Additional Grantor”) may hereafter become parties to this Agreement by executing and delivering a joinder agreement in form and substance reasonably satisfactory to Seller and its counsel. Upon such execution and delivery by any Additional Grantor, such Additional Grantor shall be bound by all of the terms, covenants and conditions hereof to the same extent as if such Additional Grantor had executed this Agreement as of the Effective Date, and Seller shall be entitled to all of the benefits of such Additional Grantor’s obligations hereunder. Company expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition of an Additional Grantor nor by any election of Seller not to cause any Person to become an Additional Grantor.

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(Execution Version)

IN WITNESS WHEREOF, this Agreement has been duly executed as an instrument under seal on the day and year first above written.

EASTERN STANDARD, LLC a Delaware limited liability company, by its Manager, Onfolio Holdings, Inc., a Delaware corporation

By:
Name:	Dominic Wells
Title:	CEO
(“Company”)

EASTERN STANDARD, LLC, a Pennsylvania limited liability company

By:
Name:	James Keller
Title:	President
(“Seller”)

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